Bull & Bear Gold Investors seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar. The Fund invests primarily in gold, platinum and silver bullion and a global portfolio of securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals ("gold mining shares"). Income is a secondary objective. The Fund may hold cash in foreign currencies and may invest in gold, platinum, and silver coins.
There is no assurance the Fund will achieve its objectives.

     The Fund's investments may include foreign securities which may be highly volatile and subject to risks relating to adverse political and economic developments abroad, fluctuations in currency exchange rates, and differing characteristics of foreign economies and markets. Investments in gold mining shares and gold, platinum, and silver bullion are considered speculative and subject to substantial price fluctuations and other risks. The Fund may also borrow money from banks from time to time to purchase or carry securities. Such borrowing is speculative and increases both investment opportunity and investment risk. See "Risk Factors."

--------------------------------------------------------------------------------


NEWSPAPER LISTING. Shares of the Fund are sold at the net asset value per share which is shown daily in the mutual fund section of newspapers under the "Bull & Bear Group" heading.

-------------------------------------------------------------------------------

     This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference. The Fund's Statement of Additional Information, dated September 2, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. It is available at no charge by calling toll-free at 1-888-503-FUND (1-888-503-3863). The SEC maintains a Web site
(http://www.sec.gov) that contains the Fund's Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC, as does the Fund. Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by any bank or any affiliate of any bank, and are not Federally insured by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLES. The tables and example below are designed to help you understand the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. A $2 monthly account fee is charged if your average monthly balance is less than $500, unless you are in the Bull & Bear Automatic Investment Program (see "How to Purchase Shares").

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases........................................ NONE
Sales Load Imposed on Reinvested Dividends............................. NONE
Deferred Sales Load.................................................... NONE
Redemption Fee within 30 days of purchase............................. 1.00%
Redemption Fee after 30 days of purchase............................... NONE
Exchange Fees.......................................................... NONE
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees....................................................... 0.98%
12b-1 Fees............................................................ 1.00%
Other Expenses........................................................ 1.90%
Total Fund Operating Expenses......................................... 3.88%


EXAMPLE                                  1 year   3 years   5 years     10 years
                                         ------   -------   -------     --------
You would pay the following expenses
on a $1,000 investment, assuming a        $39      $118       $200         $410
5% annual return and a redemption
at the end of each time period:

The example set forth above assumes reinvestment of all dividends and other distributions and uses an assumed 5% annual rate of return as required by the SEC. THE EXAMPLE IS AN ILLUSTRATION ONLY AND SHOULD NOT BE CONSIDERED AN INDICATION OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The percentages given for annual Fund expenses are based on the Fund's operating expenses and average daily net assets during its fiscal year ended June 30, 1998. Long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s ("NASD") rules regarding investment companies. "Other Expenses" includes amounts paid to the Fund's custodian and Transfer Agent and reimbursable to the Investment Manager and the Distributor for certain administrative and shareholder services, and interest expense from the Fund's bank borrowing.

FINANCIAL HIGHLIGHTS are presented below for a share of capital stock outstanding throughout each period. The following information is supplemental to the Fund's audited financial statements and report thereon of Tait, Weller & Baker, independent accountants, appearing in the June 30, 1998 Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information.


                                                          YEARS ENDED JUNE 30,

PER SHARE DATA                               1998    1997     1996     1995    1994    1993    1992    1991     1990      1989
Net asset value at beginning of period       $7.14   $14.02   $13.13  $15.71   $16.98 $11.62  $12.49  $13.36   $13.27    $14.31
 Income from investment operations:
   Net investment income (loss)...          (.12)    (.25)    (.22)     --     (.11)   (.03)  (.10)    .03      .10      .02
   Net realized and unrealized gain(loss)
   on investments.................          (2.94)   (4.36)   2.72     (1.13)  (1.05)   5.39   (.72)   (.87)    .12     (1.03)
                                            ------   ------   ----     ------  ------   ----   -----   -----    ---     ------
    Total from investment operations        (3.06)   (4.61)   2.50     (1.13)  (1.16)   5.36   (.82)   (.84)    .22     (1.01)
                                            ------   ------   ----     ------  ------   ----   -----   -----    ---     ------
 Less distributions:
   Distributions from net investment income   --       --       --      --       --      --    (.05)   (.03)   (.13)    (.03)
   Distributions from net realized gains..   (.41)   (2.27)  (1.61)    (1.45)   (.11)    --      --      --      --       --
   Distributions from paid-in-capital         --       --       --      --       --      --      --      --      --       --
    Total distributions...........           (.41)   (2.27)  (1.61)    (1.45)   (.11)    --    (.05)   (.03)   (.13)    (.03)
                                             -----   ------  ------    ------   -----          -----   -----  -----    -----
Net asset value at end of period..           $3.67   $7.14   $14.02    $13.13  $15.71  $16.98  $11.62 $12.49  $13.36   $13.27
                                             =====   =====   ======    ======  ======  ======  ====== ======  ======   ======
TOTAL RETURN......................         (43.45)% (37.81)% 21.01%   (8.01)%  (6.92)% 46.13% (6.57)% (6.23)% 1.51%   (7.04)%
                                           ================  ======   =======  ======= ====== ======= ======= =====   =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) $8,324  $15,217  $27,489  $29,007  $36,603 $47,489 $24,939 $33,133 $40,301  $37,791
                                            ======  =======  =======  =======  ======= ======= ======= ======= =======  =======
Ratio of expenses to average net assets      3.57%    2.77%    2.93%   2.82%    2.54%   3.01%  2.96%   2.59%  2.62%    2.46%
(a)(b)(c)                                    =====    =====    =====   =====    =====   =====  =====   =====  =====    =====
Ratio of net investment income (loss) to
average net assets(d)(e)..........          (2.09)%  (1.89)%  (1.49)%  0.12%   (.65)%  .27)%  (.61)%    .34%    .65%    .17%
                                            =======  =======  =======  =====   ======  =====  ======    ====    ====    ====
Portfolio turnover rate...........           136%      37%      61%     158%    129%    156%    97%     95%    65%      60%
                                             ====      ===      ===     ====    ====    ====    ===     ===    ===      ===
Average commission per share......          $.0118  $0.0180   $0.0202
                                            ======  =======   =======

(a) Ratio prior to  reimbursement  by the Investment  Manager was 2.70% in 1989.
(b) Ratios including interest expense were 3.88%, 2.94%, 3.05%, 2.93%, and 2.57%, for the years ending June 30, 1998, 1997, 1996, 1995, and 1994, respectively. (c) Ratio after custodian credits was 3.51% for the year ended June 30, 1998. (d) Ratio prior to reimbursement by the Investment Manager was (.07)% in 1989. (e) Ratios including interest expense were (2.40)%, (2.06)%, (1.61)%, .01%, and (.68)%, for the years ending June 30, 1998, 1997, 1996, 1995, and 1994, respectively.

Information relating to outstanding debt during the fiscal periods shown below:


                             Amount of Debt        Average Amount of      Average Number of     Average Amount of
   Fiscal Year Ended       Outstanding at End       Debt Outstanding      Shares Outstanding      Debt Per Share
        June 30                of Period            During the Period      During the Period     During the Period
          1998                  $717,836                $618,636              2,226,376               $0.28
          1997                 1,276,840                 471,972              2,086,047                0.23
          1996                     0                    501,113               2,115,363                0.24
          1995                     0                    464,223               2,446,903                0.19
          1994                     0                    232,392               2,820,198                0.08
          1993                     0                     76,436               2,296,254                0.03
          1992                     0                    104,041               2,398,765                0.04


                                TABLE OF CONTENTS

Expense Tables.......................2 Distributions and Taxes..............14
Financial Highlights.................2 Determination of Net Asset Value.....15
General..............................3 Investment Manager...................16
The Fund's Investment Program........3 Distribution of Shares...............16
Risk Factors.........................5 Performance Information..............17
How to Purchase Shares...............9 Capital Stock........................17
Shareholder Services................11 Custodian and Transfer Agent.........17
How to Redeem Shares................13



                                     GENERAL

PURPOSE OF THE FUND. The Fund is designed for investors seeking long term capital appreciation through holdings of gold, platinum and silver bullion, a global portfolio of gold mining shares, and other investments considered to be inflation hedges.

ADDING THE FUND TO YOUR PORTFOLIO. Although investing in bullion, gold mining shares and foreign securities may involve special considerations and additional investment risks (see "Risk Factors"), the Investment Manager believes that investments in bullion and gold mining shares may offer greater capital appreciation potential during inflationary and politically unstable periods. Additionally, since the market action of gold mining shares has tended to move independently of or against the market trends of other sectors of the economy, adding an investment in the Fund to your portfolio may increase your overall return and may reduce overall fluctuations in portfolio value. You should not, however, consider a purchase of Fund shares to be a complete investment program. There is no assurance that the Fund will achieve its objectives.

                          THE FUND'S INVESTMENT PROGRAM

    In seeking to achieve its primary investment objective of long term capital appreciation, the Fund will concentrate its investments in gold mining shares and gold, platinum, and silver bullion. This means at least 25% will, and up to 100% of its assets may, be so invested. Generally, at least 65% of the Fund's total assets will be invested in equity securities (including common stocks, convertible securities and warrants) of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals, gold, platinum and silver bullion and gold coins. Currently, the Fund limits bullion investments to less than 25% of its total assets.

    The Fund may invest up to 35% of its total assets in securities of companies that own or develop natural resources and other basic commodities, in securities of selected growth companies, and securities issued by the U.S. Government, its agencies or instrumentalities. Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities, which historically have been produced and marketed profitably during periods of rising inflation. Selected growth companies in which the Fund may invest typically have earnings or tangible assets which are expected to grow faster than the rate of inflation over time. The Investment Manager believes that such investments can also offer excellent opportunities to provide hedges against inflation. Pending investment or for temporary defensive purposes, the Fund may commit all or a portion of its assets to cash (U.S. dollars and/or foreign currencies) or invest in money market instruments of U.S. and foreign issuers, including repurchase agreements.

OPTIONS, FUTURES, AND FORWARD CURRENCY CONTRACTS. The Fund may purchase call options on securities that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase or to attempt to enhance return by, for example, participating in an anticipated price increase of a security. The

Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund's portfolio or to attempt to enhance return. The Fund may write (sell) covered put and call options on securities in which it is authorized to invest. The Fund may purchase and write covered straddles, purchase and write put and call options on stock and bond indexes, and take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or that it intends to purchase. The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts, and may purchase put and call options and write covered put and call options on such futures contracts.

    The Fund may enter into forward currency contracts to set the rate at which currency exchanges will be made for contemplated or completed transactions. The Fund might also enter into forward currency contracts in amounts approximating the value of one or more portfolio positions to fix the U.S. dollar value of those positions. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund has no specific limitation on the percentage of assets it may commit to foreign currency exchange contracts, except that it will not attempt to enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or the Fund's ability to meet redemption requests.

SHORT SALES. The Fund may from time to time use short sales, which means that the Fund may sell a security that it does not own in the hope of replacing it by a later purchase at a lower price. In order to make delivery to the buyer, the Fund must borrow the security. When it does, the Fund incurs an obligation to replace that security, whatever its price may be, at the time the Fund purchases it for delivery to the lender. The Fund must also pay to the lender of the security the dividends or interest payable during such period and may have to pay a premium to borrow the security. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The obligation to restore the borrowed security will at all times also be secured by collateral consisting of cash or liquid securities whose value is marked to the market daily. In addition to the amount required to be maintained by the broker, a similarly collateralized deposit will be made to a segregated account at the Fund's custodian bank in an amount such that the value of these two deposits will, at all times, be at least equal to the current market value of the securities sold short. Ordinarily, no interest will be received by the Fund on the proceeds of the short sale held by the broker, although income from the collateral securities will belong to the Fund. The Fund will incur a loss, which could be substantial, if the price of the security increases between the date of the short sale and the date on which it purchases securities to replace those borrowed. The Fund will realize a gain if the security declines in price between those dates. Any such gain will be a short term gain.

    The frequency of short sales by the Fund may vary substantially, and no specified portion of the Fund's assets will be invested in short sales. However, not more than 25% of the Fund's net assets will be used to collateralize short sales. To adhere to the 25% limitation, the Fund may be required to cover short sales at a disadvantageous time.

    The Fund may also make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain without additional cost securities identical to those sold short. Such sales will not be subject to the limitations referred to above.

FIXED INCOME SECURITIES. When seeking to achieve its secondary objective of income, the Fund will normally invest in investment grade fixed income securities. Investment grade securities are those rated in the top four categories by a nationally recognized statistical rating organization such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality. Moody's considers securities in the fourth highest category to have speculative characteristics. Such securities may include long, intermediate and short maturities, depending on the Investment Manager's evaluation of market patterns and trends. The Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. The Fund may also invest without limit in unrated securities if such securities offer, in the Investment Manager's opinion, the opportunity for a high overall return by reason of their yield, discount at purchase, or potential for capital appreciation without undue risk. Securities rated below investment grade and many unrated securities may be considered predominantly speculative and subject to greater market fluctuations and risks of loss of income and principal than higher rated fixed income securities. The market value of fixed income securities usually is affected by changes in the level of interest rates. An increase in interest rates tends to reduce the market value of such investments, and a decline in interest rates tends to increase their value. In addition, fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater fluctuations in price than obligations with shorter maturities. Fluctuations in the market value of fixed income securities subsequent to their acquisition do not affect cash income from such securities but are reflected in the Fund's net asset value.

LENDING. Pursuant to an agency arrangement with an affiliate of its Custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed to be creditworthy. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

OTHER INFORMATION. The Fund is "non-diversified," as defined in the Investment Company Act of 1940 ("1940 Act"), but intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), for Federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in the securities of one issuer (including a foreign government), but only if at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings is less than 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were "diversified," as defined in the 1940 Act, the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return. The Fund may invest (i) up to 15% of its net assets in illiquid securities, including repurchase agreements with a maturity of more than seven days and (ii) up to 10% of its total assets in restricted securities.

    In addition to the Fund's fundamental investment objectives and concentration policy, the Fund has adopted certain investment restrictions set forth in the Statement of Additional Information that are fundamental and may not be changed without shareholder approval. The Fund's other investment policies are not fundamental and may be changed by the Board of Directors without shareholder approval. For the fiscal years ended June 30, 1998 and 1997, the Fund's portfolio turnover rate was 136% and 37%, respectively. A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short term capital gains and taxes (see "Distributions and Taxes" below).

                                  RISK FACTORS

    Because of the following considerations, Fund shares should be considered speculative and are not a complete investment program. Risks in the Fund's investment policies include:

1. PRICE FLUCTUATIONS IN BULLION. The value of the Fund's investments may be affected by changes in the price of gold, platinum, and silver. Gold, platinum, and silver have been subject to substantial price fluctuations over short periods of time. The prices have been influenced by industrial and commercial demand, investment and speculation, and monetary and fiscal policies of central banks and governmental and international agencies. Price fluctuations in bullion have also caused large price fluctuations in securities in which the Fund may invest.

2. CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES. Currently, there are only six major producers of gold: the Republic of South Africa ("South Africa"), the United States, Australia, the Commonwealth of Independent States (the "CIS," formerly the Union of Soviet Socialist Republics), Canada, and China. As South Africa, the CIS and China are three major producers of gold and platinum, changes in political, social and economic conditions affecting these countries pose certain risks to the Fund's investments. The social upheaval and related economic difficulties in South Africa, the CIS and China may, from time to time, influence the price of gold and platinum and the share values of mining companies involved in South Africa, the CIS, China and elsewhere. For example, South Africa depends significantly on gold sales for the foreign exchange necessary to finance its imports. Accordingly, investors should understand the special considerations and risks related to such an investment emphasis, and its potential effect on the Fund's per share value. National economic and political developments could affect South Africa's policy regarding gold sales and in turn the price of gold and the share values of mining companies involved in South Africa.

3. CONCENTRATION. As a matter of fundamental investment policy, the Fund concentrates its investments in (i) securities of companies primarily involved, directly or indirectly in, or that derive a portion of their gross revenues, directly or indirectly from, the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, or other natural resources and (ii) gold, silver and platinum bullion. Such concentration subjects the Fund's shares to greater risk than a fund whose portfolio is not so concentrated in that the Fund's shares will be affected by economic, political, legislative and regulatory developments impacting the companies or bullion in which it may invest. As a result of such concentration, the Fund may experience increased problems of liquidity and the value of Fund shares may fluctuate more than if it invested in a greater number of industries.

4. PRIVATE PLACEMENTS. The Fund may invest in securities that are sold in private placement transactions between the issuers and their purchasers and that are neither listed on an exchange nor traded in the secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. Although privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than if such securities were more widely traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

5. SMALL CAPITALIZATION COMPANIES. The Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. As a result, investment in these securities involves greater risks and may be considered speculative. For example, such companies may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a small management group. In addition, the securities of such companies may trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than securities of large companies. The Fund's positions in securities of such companies may be substantial in relation to the market of such securities. Accordingly, it may be difficult for the Fund to dispose of securities of these companies at prevailing market prices. Full development of these companies takes time, and for this reason the Fund should be considered a long term investment and not a vehicle for seeking short term profit. The securities of small or thinly capitalized companies may also be more sensitive to market changes than the securities of large companies. Such companies may not be well known to the investing public and may not have institutional ownership. Such companies may also be more vulnerable than larger companies to adverse business or economic developments.

6. BORROWING. The Fund may borrow money from banks (including its custodian bank) to purchase and carry securities and will pay interest thereon. Such borrowing is referred to as leverage, is speculative, and increases both investment opportunity and investment risk. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the Fund's income will be correspondingly higher. If the investment income fails to cover the Fund's costs, including interest on borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The 1940 Act requires the Fund to maintain asset coverage of at least 300% (including the amount borrowed) for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowing within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowing the Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the Fund would not otherwise incur, and it may therefore have little or no investment income during periods of substantial borrowings.

7. TAX OR CURRENCY LAWS. Changes in tax or currency laws of the United States or foreign countries, such as imposition of withholding taxes or other taxes or of exchange controls on foreign currencies, may inhibit or increase the cost of the Fund's pursuit of its investment program.

8. UNPREDICTABLE INTERNATIONAL MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. Under unusual international monetary or political conditions, the Fund's assets might be less liquid and the change in value of its assets more volatile than would be the case with other investments. In particular, because the price of gold and platinum may be affected by unpredictable international monetary policies and economic conditions there may be greater likelihood of a more dramatic impact upon the market prices of securities of companies mining, processing or dealing in gold and other precious metals than would occur in other industries.

9. FOREIGN SECURITIES, MARKETS AND CURRENCIES. All or a portion of the Fund's assets may be invested in foreign securities. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward contracts on foreign currencies involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in currency exchange rates; restrictions on foreign investment and repatriation of capital; costs of converting foreign currency into U.S. dollars; greater price volatility and trading illiquidity; less public information on issuers of securities; non-negotiable brokerage commissions; difficulty in enforcing legal rights outside of the United States; lack of uniform accounting, auditing, and financial reporting standards; the possible imposition of foreign taxes, exchange controls (which may include suspension of the ability to transfer currency from a given country), and currency restrictions; and the possible greater political, economic, and social instability of developing as well as developed countries, including nationalization, expropriation of assets, and war. Furthermore, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. These risks are often heightened when the Fund's investments are concentrated in a small number of countries. In addition, because transactional and custodial expenses for foreign securities are generally higher than for domestic securities, the Fund's expense ratio can be expected to be higher than for investment companies investing exclusively in domestic securities.

    The Fund may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally are heavily dependent upon international trade and accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Certain emerging markets countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

    The Fund may purchase securities on U.S. and foreign stock exchanges or in the over-the-counter market. Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets, volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on some foreign stock exchanges are higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. If the Fund invests in countries in which settlement of transactions is subject to delay, the Fund's ability to purchase and sell portfolio securities at the time it desires may be hampered. Delays in settlement practices in foreign countries may also affect the Fund's liquidity, making it more difficult to meet redemption requests, or require the Fund to maintain a greater portion of its assets in money market instruments in order to meet such requests. Some of the securities in which the Fund invests may not be widely traded, and the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities at prevailing market prices in order to meet redemption requests.

    Since investment in foreign securities usually involves foreign currencies and since the Fund may temporarily hold cash in bank deposits in foreign currencies in order to facilitate portfolio transactions, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the U.S. dollar decreases relative to a foreign currency in which a Fund investment is denominated or which is temporarily held by the Fund to facilitate portfolio transactions, the value of such Fund assets and the Fund's net asset value per share will increase, all else being equal. Conversely, an increase in the value of the U.S. dollar relative to such a foreign currency will result in a decline in the value of such Fund assets and its net asset value per share. The Fund may incur additional costs in connection with conversions of currencies and securities into U.S. dollars. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis, or through entering into forward contracts. The Fund generally will not enter into a forward contract with a term of greater than one year.

    Because investments in foreign currencies, bullion and coins do not yield income, the Fund may not achieve its secondary objective during periods when it holds significant positions in such investments. The Fund purchases or sells gold, platinum, and silver bullion primarily of standard weight at the best available prices in the New York bullion market (see "Determination of Net Asset Value"). The Investment Manager retains discretion, however, to purchase or sell bullion in other markets, including foreign markets, if better prices can be obtained.

    When purchasing foreign securities, the Fund will ordinarily purchase securities which are traded in the U.S. or purchase American Depository Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. However, the Fund may purchase foreign securities directly in foreign markets so long as in management's judgment an established public trading market exists (that is, there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the Fund).

10. OPTIONS, FUTURES, AND FORWARD CURRENCY CONTRACTS. Strategies with options, financial futures, and forward currency contracts may be limited by market conditions, regulatory limits and tax considerations, and the Fund might not employ any of these strategies. There can be no assurance that any strategy used will be successful. The loss from investing in futures transactions is potentially unlimited. Options and futures may fail as hedging techniques in cases where price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. Gains and losses on investments in options and futures depend on the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. In addition, the Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist and there is no assurance that a liquid secondary market for hedging instruments will always exist. It also may be necessary to defer closing out hedged positions to avoid adverse tax consequences. The percentage of the Fund's assets set aside to cover its obligations under options, futures, or forward currency contracts could impede effective portfolio management or the ability to meet redemption or other current obligations.

11. LACK OF INCOME ON GOLD, SILVER, AND PLATINUM INVESTMENTS. Investments in gold, silver and platinum bullion do not generate income and will subject the Fund to taxes and insurance, shipping and storage costs. The sole source of return to the Fund from such investments would be gains realized on sales, and a negative return would be realized if such investments are sold at a loss.

12. YEAR 2000 RISKS. Like other investment companies, financial and business organizations around the world, the Fund will be adversely affected if the computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's major service providers. The Fund does not expect to incur any significant costs in order to address the Year 2000 Problem. However, at this time there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Fund.

                             HOW TO PURCHASE SHARES

    The Fund's shares are sold on a continuing basis at net asset value (see "Determination of Net Asset Value"). The minimum initial investment is $1,000 for regular and Uniform Gifts/Transfers to Minors Act custody accounts, $1,000 for traditional deductible individual retirement accounts ("IRAs"), Roth IRAs, simplified employee pension plan IRAs ("SEP-IRAs"), savings incentive match plan for employee IRAs ("SIMPLE IRAs"), rollover IRAs, 403(b) plan accounts, and $500 for Education IRAs. The minimum subsequent investment is $100. The initial investment minimums are waived if a shareholder elects to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program (see "Additional Investments" below). The Fund in its discretion may waive or lower the investment minimums.

INITIAL INVESTMENT. The Account Application accompanying this prospectus should be completed, signed and, with a check or other negotiable bank draft drawn to the order of Gold Investors, mailed to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. Initial investments also may be made by having your bank wire money, as set forth below, in order to avoid mail delays.

ADDITIONAL INVESTMENTS. Additional investments may be made conveniently at any time by any one or more of the following methods:

o BULL & BEAR AUTOMATIC INVESTMENT PROGRAM. With the Bull & Bear Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the Plans explained below. Each Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

         The BULL & BEAR BANK TRANSFER PLAN lets you purchase Fund shares on a certain day each month by transferring electronically a specified dollar amount from your regular checking account, NOW account, or bank money market deposit account.

         In the BULL & BEAR SALARY INVESTING PLAN, part or all of your salary may be invested electronically in Fund shares on each pay date, depending upon your employer's direct deposit program.

         The BULL & BEAR GOVERNMENT DIRECT DEPOSIT PLAN allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

    For more information concerning these Plans, or to request the necessary authorization form(s), please call Investor Service Center toll-free at 1-888-503-FUND (1-888-503-3863). You may modify or terminate the Bank Transfer Plan at any time by written notice received at least 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact, respectively, your employer or the appropriate U.S. Government agency. The Fund reserves the right to redeem any account if participation in the Program is terminated and the account's value is less than $1,000. The

Program and the Plans do not assure a profit or protect against loss in a declining market, and you should consider your ability to make purchases when prices are low.

o CHECK. Mail a check or other negotiable bank draft ($100 minimum), drawn to the order of Gold Investors, together with a Bull & Bear FastDeposit form to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. If you do not use that form, please send a letter indicating the Fund and account number to which the subsequent investment is to be credited, and name(s) of the registered owner(s).

o ELECTRONIC FUNDS TRANSFER (EFT). With EFT, you may purchase additional shares of the Fund quickly an simply, just by calling Investor Service Center toll-free at 1-888-503-VOICE (1-888-503-8642). We will contact the bank you designate on your Account Application or Authorization Form to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. For requests received by 4 p.m., eastern time, the investment will be credited to your Fund account ordinarily within two business days. There is a $100 minimum for each EFT investment. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check or deposit slip.

o FEDERAL FUNDS WIRE. You may wire money, by following the procedures set forth below, to receive that day's net asset value per share.

INVESTING BY WIRE. For an initial investment by wire, you must first telephone Investor Service Center toll-free at 1-888-503-FUND (1-888-503-3863), to give the name(s) under which the account is to be registered, tax identification number and the name of the bank sending the wire, and to be assigned a Bull & Bear Gold Investors account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to:
United Missouri Bank NA, ABA #10-10-00695; for Account 98- 7052-724-3; Gold Investors. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures.

SHAREHOLDER ACCOUNTS. When you invest in the Fund, your account will be credited with all full and fractional shares (to three decimal places), together with any dividends and other distributions that are paid in additional shares (see "Distributions and Taxes"). For joint tenant accounts, any account owner has the authority to act on the account without notice to the other account owners. Investor Service Center in its sole discretion and for its protection may, but is not obligated to, require the written consent of all account owners of a joint tenant account prior to acting upon the instructions of any account owner. Stock certificates will be issued only for full shares when requested in writing. In order to facilitate redemptions and exchanges and provide safekeeping, we recommend that you do not request certificates. You will receive transaction confirmations upon purchasing or selling shares, and quarterly statements. Shares of the Fund may also be purchased through certain broker-dealers and other financial intermediaries that have entered into selling agreements or related arrangements. Investors may be charged a fee by such broker or financial intermediary if they effect transactions through such entity. The Fund or the Distributor may, from time to time, make payments to broker/dealers or other financial intermediaries for certain services to the Fund and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

WHEN ORDERS ARE EFFECTIVE. The purchase price for Fund shares is the net asset value of such shares next determined after receipt and acceptance by Investor Service Center of a purchase order in proper form. All purchases are accepted subject to collection at full face value in Federal funds. Checks must be drawn in U.S. dollars on a U.S. bank. No third party checks will be accepted and the Fund reserves the right to reject any order for any reason. Accounts are charged $30 by the Transfer Agent for submitting checks for investment which are not honored by the investor's bank.

                              SHAREHOLDER SERVICES

    You may modify or terminate your participation in any of the Fund's special plans or services at any time. Shares or cash should not be withdrawn from any tax-advantaged retirement plan described below, however, without consulting a tax adviser concerning possible adverse tax consequences. Additional information regarding any of the following services is available from Investor Service Center by calling toll-free at 1-888- 503-FUND (1-888-503-3863).

INVESTOR ACCESS. Investor Service Center's free Investor Access service gives you instant 24 hour access to your Fund investments either by toll-free telephone or by using your personal computer for Internet access. With Investor Access you can monitor your investments, check your account balance and account activity, retrieve your account history, exchange between Funds offered by Investor Service Center, review recent transactions, and make transfers using EFT from or to your authorized bank account. For Investor Access by phone, just dial toll-free at 1-888-503-VOICE (1-888-503-8642) and follow the prompts. For Internet Investor Access, visit Investor Service Center's Internet site at www.mutualfunds.net and select "Access Your Fund Account." You will need your account number and your Personal Identification Number ("PIN"), which is the last 4 digits of the social security number or taxpayer identification number associated with your account number. If you would like a different PIN, just call an Investor Service Representative toll-free at 1-800-345-0051. There is no charge for using Investor Access, and your account information is based on the most recent Fund prices, updated every business day. Any transactions you request are carried out at the Fund's net asset value next determined after receipt of your order. You will receive in the mail written confirmations for all transactions you request through Investor Access, and if you purchase or redeem Fund shares using EFT, your bank statement will reflect the appropriate electronic credit or debit.

ELECTRONIC FUNDS TRANSFER (EFT). You automatically have the privilege of linking your bank account designated on your Account Application or Authorization Form and your Fund account through Bull & Bear's EFT service. With EFT, you use the Automated Clearing House system to electronically transfer money quickly and safely between your bank and Fund accounts. EFT may be used for purchasing and redeeming Fund shares, direct deposit of dividends and other distributions into your bank account, the Automatic Investment Program, the Systematic Withdrawal Plan, and systematic IRA distributions. You may decline this privilege by checking the indicated box on the Account Application. Any subsequent changes in bank account information must be submitted in writing (and the Transfer Agent may require the signature to be guaranteed), with a voided check.

DIVIDEND SWEEP PRIVILEGE. You may elect to have automatically invested either all dividends or all dividends and other distributions paid by the Fund in any other Bull & Bear Fund. Shares of the other Bull & Bear Fund will be purchased at the current net asset value calculated on the payment date. For more information concerning this privilege and the other Bull & Bear Funds, or to request a Dividend Sweep Authorization Form, please call Investor Service Center toll-free at 1-888-503-FUND (1-888-503-3863). You may cancel this privilege by mailing written notification to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. To select a new Bull & Bear Fund after cancellation, you must submit a new Authorization Form. Enrollment in or cancellation of this privilege is generally effective three business days following receipt. This privilege is available only for existing accounts and may not be used to open new accounts.

SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares with a value of at least $20,000 you may elect an automatic monthly or quarterly withdrawal of cash from your Fund account in fixed or variable amounts, subject to a minimum amount of $100. Under the Systematic Withdrawal Plan, all dividends and other distributions, if any, are reinvested in the Fund.

ASSIGNMENT. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863).

EXCHANGE PRIVILEGE. You may exchange at least $500 worth of Fund shares for shares of any Bull & Bear Fund listed below (provided the registration is exactly the same, the shares may be sold in your state of residence, and the exchange may otherwise legally be made).

    To exchange shares, please call Investor Service Center toll-free at 1-888-503-VOICE (1-888-503-8642) between 9 a.m. and 5 p.m. eastern time on any business day of the Fund and provide your account registration information including address, account number and taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, the account number of the Bull & Bear Fund to be purchased; and your identity and telephone number. The other Bull & Bear Funds are:

o BULL & BEAR DOLLAR RESERVES is a high quality money market fund investing in U.S. Government securities. Income is generally free from most state and local income taxes. Free unlimited check writing ($250 minimum per check). Pays monthly dividends.

o BULL & BEAR U.S. AND OVERSEAS FUND invests worldwide for the highest possible total return.

o BULL & BEAR SPECIAL EQUITIES FUND invests aggressively for maximum capital appreciation.

    Exchange requests received between 9 a.m. and 4 p.m. eastern time on any business day of the Fund will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of that business day. Exchange requests received between 4 p.m. and 5 p.m. eastern time on any business day of the Fund will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of the next Fund business day. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held 31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call toll-free at 1-888-503- FUND (1-888-503-3863). Exchanges may be difficult or impossible to implement during periods of rapid changes in economic or market conditions. Exchange privileges may be terminated or modified by the Fund without notice. For tax purposes, an exchange is treated as a redemption and purchase of shares. A free prospectus containing more complete information including charges, expenses and performance, on any of the Funds listed above is available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888- 503-3863). The other Fund's prospectus should be read carefully before exchanging shares. You may give exchange instructions to Investor Service Center by telephone without further documentation. If you have requested share certificates, this procedure may be utilized only if, prior to giving telephone instructions, you deliver the certificates to the Transfer Agent for deposit into your account.


o BULL & BEAR SECURITIES DISCOUNT BROKERAGE ACCOUNT. Bull & Bear Securities, Inc., an affiliate of the Investment Manager, offers discount brokerage services with the option of FREE, UNLIMITED check writing privileges, with a minimum initial balance of $1,000. Additionally, investors may purchase Fund shares through a Bull & Bear Securities Discount Brokerage Account and access their investments in any Bull & Bear Mutual Fund to pay for securities purchased in their brokerage account, and have proceeds osecurities sold in their brokerage account used to purchase shares of any Bull & Bear Fund. You may request a Discount Brokerage Account Application from Bull & Bear Securities, Inc. by calling toll-free at 1-800-262-5800.


TAX-ADVANTAGED RETIREMENT PLANS. These plans provide an opportunity to set aside money for retirement in a tax-advantaged account in which earnings can be compounded without incurring a tax liability until the money and earnings are withdrawn. Contributions may be fully or partially deductible for Federal income tax purposes as noted below. Information on any of these plans is available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863).

    The minimum initial investment to establish a Bull & Bear Education IRA is $500. The minimum initial investment to establish any other Bull & Bear IRA or retirement account is $1,000.

    Minimum subsequent investments are $100. The initial minimum investments are waived if you elect to invest $100 or more each month in the Fund through he Bull & Bear Automatic Investment Program. There are no set-up fees for any Bull & Bear IRA or retirement account. Subject to change on 30 days' notice, the plan custodian charges Bull & Bear IRAs $10 for each distribution prior to age 59 1/2, and a $20 plan termination fee.

                              HOW TO REDEEM SHARES

    Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information: your account registration information including address, account number and taxpayer identification number; dollar value, number or percentage of shares to be redeemed; how and to where the proceeds are to be sent; if applicable, the bank's name, address, ABA routing number, bank account registration and account number, and a contact person's name and telephone number; and your daytime telephone number.

BY MAIL. You may request that the Fund redeem any amount of shares by submitting a written request to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, signed by the record owner(s). If the written request is sent to the Fund, it will be forwarded to the above address. If stock certificates have been issued for shares being redeemed, they must accompany the written request.

BY  TELEPHONE.   You  may  telephone   Investor   Service  Center  toll-free  at
1-888-503-VOICE (1-888-503-8642) to expedite redemption of Fund shares if share certificates have not been issued.

    You may redeem as little as $250 worth of shares by requesting Bull & Bear's Electronic Funds Transfer (EFT) service. With EFT, you can redeem Fund shares quickly and conveniently because Investor Service Center will contact the bank designated on your Account Application or Authorization Form to arrange for the electronic transfer of your redemption proceeds (through the Automated Clearing House system) to your bank account. EFT proceeds are ordinarily available in your bank account within two business days.

    If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be mailed to your address of record or mailed or wired to your authorized bank.

    Telephone requests received on Fund business days by 4 p.m. eastern time will be redeemed from your account that day, and if after, on the next Fund business day. Any subsequent changes in bank account information must be submitted in writing, signature guaranteed, with a voided check or deposit slip. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call toll-free at 1-888-503-FUND (1-888-503-3863).
Redemptions by telephone may be difficult or impossible to implement during periods of rapid changes in economic or market conditions.


CHECK WRITING ACCESS. You may exchange a minimum of $500 at any time by toll-free telephone call into Bull & Bear Dollar Reserves, Bull & Bear's money market fund, offering free personalized checks, a $250 check writing minimum (there is no check writing minimum for Bull & Bear Securities discount brokerage account checking account), and no limit on the number of checks that may be written. A signature card, which should be submitted for the check writing privilege, and a free Bull & Bear Dollar Reserves prospectus containing more complete information including yield, charges and expenses is available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863). Please read the prospectus carefully before exchanging.


REDEMPTION PRICE AND FEES. The redemption price is the net asset value per share next determined after receipt of the redemption request in proper form. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held 31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. Shares acquired through the Dividend Sweep Privilege and the reinvestment of dividends and capital gains or redeemed under the Systematic Withdrawal Plan are exempt from the redemption fee. Registered broker/dealers, investment advisers, banks, and insurance companies may open accounts and redeem shares by telephone or wire and may impose a charge for handling purchases and redemptions when acting on behalf of others.

REDEMPTION PAYMENT. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form. The right of redemption may not be suspended, or date of payment delayed more than seven days, except for any period (i) when the New York Stock Exchange is closed or trading thereon is restricted as determined by the SEC; (ii) under emergency circumstances as determined by the SEC that make it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate, or government check or EFT transfer is generally subject to a fifteen business day delay to allow the check or transfer to clear. The fifteen day clearing period does not affect the trade date on which a purchase or redemption order is priced, or any dividends and capital gain distributions to which you may be entitled through the date of redemption. The clearing period does not apply to purchases made by wire. Due to the relatively higher cost of maintaining small accounts, the Fund reserves the right, upon 60 days' notice, to redeem any account, other than IRA and other Bull & Bear prototype retirement plan accounts, worth less than $500 except if solely from market action, unless an investment is made to restore the minimum value.

TELEPHONE PRIVILEGES. You automatically have all telephone privileges to, among other things, authorize purchases, redemptions and exchanges, with EFT or by other means, unless declined on the Account Application or otherwise in writing. Neither the Fund nor Investor Service Center shall be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures include requiring personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions, and recording telephone conversations. The Fund may modify or terminate any telephone privileges or shareholder services (except as noted) at any time without notice.

SIGNATURE GUARANTEES. No signature guarantees are required when payment is to be made to you at your address of record. If the redemption proceeds are to be paid to a non-shareholder of record, or to an address other than your address of record, or the shares are to be assigned, the Transfer Agent may require that your signature be guaranteed by an entity acceptable to the Transfer Agent, such as a commercial bank or trust company or member firm of a national securities exchange or of the NASD. A notary public may not guarantee signatures. The Transfer Agent may require further documentation, and may restrict the mailing of redemption proceeds to your address of record within 60 days of such address being changed unless you provide a signature guarantee as described above.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. The Fund pays dividends annually to its shareholders from its net investment income, if any. The Fund also makes an annual distribution to its shareholders out of any net realized capital gains, after offsetting any capital loss carryover, and any net realized gains from foreign currency transactions. Dividends and other distributions, if any, are declared and payable to shareholders of record on a date in December of each year. Such distributions may be paid in January of the following year, in which event they will be deemed received by the shareholders on the preceding December 31 for tax purposes. The Fund may also make an additional distribution following the end of its fiscal year out of any undistributed income and capital gains.

    Dividends and other distributions are paid in additional Fund shares or shares of another Bull & Bear Fund pursuant to the Dividend Sweep Privilege, unless you elect to receive cash on the Account Application or so elect subsequently by calling Investor Service Center toll-free at 1-888-503-FUND (1-888-503-3863). For Federal income tax purposes, dividends and other distributions are treated in the same manner whether received in additional shares of the Fund or another Bull & Bear Fund or in cash. Any election will remain in effect until you notify Investor Service Center to the contrary.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income, net short term capital gains, and net gains from certain foreign currency transactions) and net capital gain (the excess of net long term capital gain over net short term capital loss) that is distributed to its shareholders.

    Dividends paid by the Fund from its investment company taxable income (whether paid in cash or in additional shares) generally are taxable to its shareholders, other than shareholders that are not subject to tax on their income, as ordinary income to the extent of the Fund's earnings and profits; a portion of those dividends may be eligible for the corporate dividends-received deduction. Distributions by the Fund of its net capital gain (whether paid in cash or in additional shares) when designated as such by the Fund, are taxable to its shareholders as long term capital gains, regardless of how long they have held their Fund shares. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction.

    Any dividend or other distribution paid by the Fund will reduce the net asset value of Fund shares by the amount of the distribution. Furthermore, such distribution, although similar in effect to a return of capital, will be subject to tax.

    The Fund's investments in gold, platinum and silver bullion and coins may cause it to fail certain income or asset tests that must be satisfied to qualify as a regulated investment company under the Code. Accordingly, the Investment Manager will endeavor to manage the Fund's portfolio so that (1) income and gains derived from investments in bullion and coins (and any other "non-qualified" income) will not exceed 10% of the Fund's gross annual income and (2) less than 50% of the value of the Fund's total assets as of the close of each quarter of its taxable year will be invested in bullion and coins (and any other "non-qualified assets"). If the Fund did not qualify for taxation as a regulated investment company, it would be required to pay Federal income tax on its net income, which would reduce the amount available for distribution to shareholders.

    The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

    The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Since other Federal, state and local tax considerations may apply, you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

    The value of a share of the Fund is based on the value of its net assets. The Fund's net assets are the total of its investments and all other assets minus any liabilities. The value of one share is determined by dividing the net assets by the total number of shares outstanding. This is referred to as "net asset value per share" and is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each business day of the Fund. A business day of the Fund is any day on which the New York Stock Exchange is open for trading. The following are not business days of the Fund: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Portfolio securities and other assets of the Fund are valued primarily on the basis of market quotations, if readily available. Foreign securities, if any, are valued on the basis of quotations from a primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

                               INVESTMENT MANAGER

    Bull & Bear Advisers, Inc. ("Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of the Fund all services necessary for the proper conduct of the Fund's business and administration. The Investment Manager retains final discretion in the investment and reinvestment of the Fund's assets, subject to the control and oversight of the Board of Directors. The Investment Manager is authorized to place portfolio transactions with Bull & Bear Securities, Inc., an affiliate of the Investment Manager, and may allocate brokerage transactions by taking into account the sales of shares of the Fund and other affiliated investment companies. The Investment Manager may also allocate transactions to broker/dealers that remit a portion of their commissions as a credit against the Fund's expenses. Thomas B. Winmill, President and Chief Executive Officer of the Investment Manager and the Fund, is the Fund's portfolio manager. Mr. Winmill has served as a member of the Investment Manager's Investment Policy Committee since 1990 and as portfolio manager of the Fund since May 1, 1998.

    For its services, the Investment Manager receives an investment management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of 1% on the first $10 million, 7/8 of 1% over $10 million up to $30 million, 3/4 of 1% over $30 million up to $150 million, 5/8 of 1% over $150 million up to $500 million, and 1/2 of 1% over $500 million. From time to time, the Investment Manager may reimburse all or part of this fee to improve the Fund's total return. The Investment Manager provides certain administrative services to the Fund at cost. During the fiscal year ended June 30, 1998, the investment management fees paid by the Fund represented approximately 0.98% of its average daily net assets. The Investment Manager is a wholly owned subsidiary of Bull & Bear Group, Inc. ("Group"). Group, a publicly owned company whose securities are listed on The Nasdaq Stock Market and traded in the over-the-counter market, is a New York based manager of mutual funds and discount brokerage services. Bassett S. Winmill may be deemed a controlling person of Group and, therefore, may be deemed a controlling person of the Investment Manager.

                             DISTRIBUTION OF SHARES

    Pursuant to a Distribution Agreement between the Fund and Investor Service Center, Inc., 11 Hanover Square, New York, NY 10005 ("Distributor"), the Distributor acts as the Fund's principal agent for the sale of Fund shares. The Investment Manager is an affiliate of the Distributor. The Fund has also adopted a plan of distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays the

Distributor monthly a distribution fee in an amount of 0.75% per annum of the Fund's average daily net assets and a service fee in an amount of 0.25% per annum of the Fund's average daily net assets. The service fee portion is intended to cover personal services provided to Fund shareholders and maintenance of shareholder accounts. The distribution fee portion is intended to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. These fees may be retained by the Distributor or passed through to brokers, banks and others who provide services to their customers who are Fund shareholders generally at the rate of 0.35% per annum on such customer balances. The Fund will pay the fees to the Distributor until either the Plan is terminated or not renewed. In that event, the Distributor's expenses in excess of fees received or accrued through the termination day will be the Distributor's sole responsibility and not obligations of the Fund. During the period they are in effect, the Distribution Agreement and Plan obligate the Fund to pay fees to the Distributor as compensation for its service and distribution activities. If the Distributor's expenses exceed the fees, the Fund will not be obligated to pay any additional amount to the Distributor. If the Distributor's expenses are less than such fees, it may realize a profit. Certain other advertising and sales materials may be prepared to promote the sale of Fund shares and shares of one or more other Bull & Bear Funds. In such cases, the expenses will be allocated among the Funds involved based on the inquiries resulting from the materials or other factors deemed appropriate by the Board of Directors. The costs of personnel and facilities of the Distributor to respond to inquiries by shareholders and prospective shareholders will also be allocated based on such relative inquiries or other factors. There is no certainty that the allocation of any of the foregoing expenses will precisely allocate to the Fund costs commensurate with the benefits it receives, and it may be that the other Funds and Bull & Bear Securities, Inc. will benefit therefrom.

                             PERFORMANCE INFORMATION

    Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. In addition to advertising average annual total return and cumulative total return, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Morningstar, Inc., Lipper Analytical Services, Inc. and other sources. "Average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, all dividends and other distributions are assumed to be reinvested. "Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all dividends and other distributions are assumed to be reinvested in additional Fund shares. Although the Fund imposes a 1% redemption fee on the redemption of shares held for 30 days or less, all of the periods for which performance is quoted are longer than 30 days, and therefore the 1% fee is not reflected in the
performance   calculations.   In  addition,   there  is  no  sales  charge  upon
reinvestment of dividends or other distributions. Additional information regarding the Fund's performance is available in its Annual Report to Shareholders, which is available at no charge upon request to Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863).

                                  CAPITAL STOCK

    The Fund, a non-diversified open-end management investment company organized as a Maryland corporation in 1987, commenced investment operations in January 1988 when it merged with Bull & Bear Gold Investors Ltd. (formerly Golconda Investors Ltd.), a New York corporation. The Fund is authorized to issue up to 500,000,000 shares of common stock ($.01 par value). The Fund's stock is freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and also by an investor to another investor. Each share has equal dividend, voting, liquidation and redemption rights with every other share. The shares have no preemptive, conversion or cumulative voting rights and they are not subject to further call or assessment. The Board of Directors of the Fund may establish additional series or classes of shares, although it has no current intention of doing so.

    The Fund's By-Laws provide that there will be no annual meeting of shareholders in any year except as required by law. In practical effect, this means that the Fund will not hold an annual meeting of shareholders in years in which the only matters which would be submitted to shareholders for their approval are the election of Directors and ratification of the Directors' selection of accountants, although holders a majority of the Fund's shares may call a meeting at any time. There will normally be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders. Shareholder meetings will be held in years in which shareholder vote on the Fund's investment management agreement, plan of distribution, or fundamental investment objective, policies or restrictions is required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT

    Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105, acts as custodian of the Fund's assets and may appoint one or more subcustodians provided such subcustodianship is in compliance with the rules and regulations promulgated under the 1940 Act. The Fund may maintain a portion of its assets in foreign countries pursuant to such subcustodianships and related foreign depositories. Utilization of such arrangements and depositories will increase the Fund's expenses (see the special considerations involving foreign securities discussed above). All of the Fund's gold, platinum, and silver bullion is held by Republic National Bank of New York, 452 Fifth Avenue, New York, NY 10018. The custodian also performs certain accounting services for the Fund.

    The Fund's transfer and dividend disbursing agent is DST Systems, Inc., Box 419789, Kansas City, MO 64141-6789. The Distributor provides certain shareholder administration services to the Fund and is reimbursed its cost by the Fund. The costs of facilities, personnel and other related expenses are allocated among the Funds distributed by the Distributor based on the relative number of inquiries and other factors. The Fund may also enter into agreements with brokers, banks and others who may perform on behalf of their customers certain shareholder services not otherwise provided by the Transfer Agent or the Distributor.

[Left Side of Back Cover Page]


GOLD
INVESTORS
-----------------------------------------------------


11 HANOVER SQUARE
NEW YORK, NY 10005

-----------------------------------------------------


FOR FUND PROSPECTUSES AND OTHER INVESTMENT
INFORMATION, CALL TOLL-FREE

1-888-503-FUND

1-888-503-3863

FOR SHAREHOLDER SERVICES BY INVESTOR ACCESS,
CALL TOLL-FREE

1-888-503-VOICE

1-888-503-8642

OR, ACCESS THE FUND ON THE WEB AT

WWW.MUTUALFUNDS.NET

-----------------------------------------------------


[Right Side of Back Cover Page]


GOLD
INVESTORS
---------------------------------------------------------


INVESTING IN MINING SHARES
AND GOLD, PLATINUM AND
SILVER BULLION FOR LONG
TERM CAPITAL APPRECIATION

ELECTRONIC FUNDS TRANSFERS
AUTOMATIC INVESTMENT PROGRAM
RETIREMENT PLANS:
    TRADITIONAL DEDUCTIBLE IRA,
    ROTH IRA, SEP-IRA, SIMPLE IRA,
    EDUCATION IRA, AND 403(B)

---------------------------------------------------------


PROSPECTUS
SEPTEMBER 2, 1998


---------------------------------------------------------


MINIMUM INITIAL INVESTMENT:
    REGULAR ACCOUNTS, $1,000
    TRADITIONAL DEDUCTIBLE IRA, ROTH IRA,
    SEP-IRA, SIMPLE IRA, AND 403(B),
    $1,000
EDUCATION IRA, $500
AUTOMATIC INVESTMENT PROGRAMS,  $100

MINIMUM SUBSEQUENT INVESTMENTS:
$100


 BULL
&
 BEAR-----------------------------------------
 PERFORMANCE DRIVEN(R)